[USAA     USAA                          [USAA FLORIDA TAX-FREE INCOME FUND]
EAGLE     FAMILY                         PROXY FOR THE SHAREHOLDER MEETING
LOGO]     OF FUNDS                    2 p.m., Central Time, on November 10, 2011

P.O. BOX 659442
SAN ANTONIO, TX  78265-9442
                                   All properly  executed  proxies will be voted
                                   as directed. If no instructions are indicated
                                   on a properly  executed proxy, the proxy will
                                   be voted FOR approval of the applicable
                                   proposals.

                                   Joint  owners  should EACH sign.  Please sign
                                   EXACTLY as your name(s) appears on this card.
                                   When signing as attorney,  trustee, executor,
                                   administrator,    guardian   or   corporation
                                   officer, please give your FULL title.

                                   THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE
                                   FUND'S BOARD OF TRUSTEES.

                                       NOTE:  IF YOU VOTE BY PHONE OR INTERNET,
                                       PLEASE DO NOT RETURN YOUR PROXY CARD.

                                         ===================================
                                           YOUR  CONTROL  NUMBER FOR THIS
                                           PROXY CARD IS INDICATED BELOW
                                         ===================================

                                                     [down arrows]
VOTE BY TELEPHONE OR INTERNET
24 HOURS A DAY, 7 DAYS A WEEK

 TELEPHONE         *  Dial the toll-free number
1-800-xxx-xxxx     *  Enter the CONTROL NUMBER indicated to the right
                   *  Follow the voice instructions

  INTERNET         *  Log on to the voting site
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                   *  Follow the screen instructions

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                             DETACH AND RETURN THIS PORTION ONLY

[USAA FLORIDA TAX-FREE INCOME FUND]

By my signature  below, I appoint Roberto Galindo, Jr. and William A. Smith as my attorneys  to vote,  as specified  below,  all Fund shares that I am entitled to vote at the Special  Meeting of  Shareholders  to be held on November 10, 2011, at 2 p.m. CT, at the McDermott  Auditorium in the USAA Building,  9800 Fredericksburg
Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one or more of my attorneys above may appoint substitutes to vote my shares on their behalf.
A majority of my  attorneys,  or their  substitutes,  may  exercise  all powers, except  that if only one  votes and acts,  then that one may act  alone.  I also instruct my  attorneys  to vote any other  matters  that arise at the meeting in accordance  with their best  judgment.  I revoke  previous  proxies  that I have executed and  acknowledge  receipt of the Fund's  Notice of Special  Meeting and Proxy Statement.

PROPOSAL 1
Election of Trustees

 (1) Thomas F. Effers       FOR  WITHHOLD  FOR ALL

 (2) Robert L. Mason        ALL    ALL     EXCEPT
 (3) Daniel S. McNamara      __     __        __
 (4) Paul L. McNamara
 (5) Barbara B. Ostdiek
 (6) Michael F. Reimherr

To withhold authority to vote for some but not all nominees, mark "For All Except" and write in the number of the nominee(s) you want to withhold your vote on the line below.

_________________________________________________________________

PROPOSAL 2

Approve the proposed Plan of Reorganization and Termination that provides for the Reorganization of the Florida Tax-Free Income Fund into the Tax-Exempt Long-Term Fund

For                      Against                       Abstain
[   ]                          [   ]                               [     ]

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SIGNATURE [PLEASE SIGN WITHIN BOX]     DATE             SIGNATURE (JOINT OWNERS)      DATE